Statement of Operations	3 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
Formation and operating costs	$ 531,404
Loss from operations	(531,404)
Other Income (Expense)
Interest income	10
Change in fair value of warrant liabilities	(3,608,275)
Offering cost associated with warrants recorded as liabilities	(980,895)
Loss on sale of private placement warrants	(2,796,275)
Total other income (expense)	(7,385,435)
Net loss	$ (7,916,839)
Class A Common Stock
Other Income (Expense)
Weighted average shares outstanding (in Shares) | shares	30,000,000
Basic and diluted net income per share (in Dollars per share) | $ / shares	$ 0.00
Class B Common Stock
Other Income (Expense)
Weighted average shares outstanding (in Shares) | shares	6,856,915
Basic and diluted net income per share (in Dollars per share) | $ / shares	$ (1.15)